Dear Fellow Shareholders:
--------------------------------------------------------------------------------

    Lexington GNMA shareholders had a great year. For 1995, the Fund's total return amounted to 15.9%*. This included dividends of 58.4 cents a share. Despite the significant decline in long-term interest rates during 1995, the Fund closed the year with a standardized yield in excess of 7%.

    Prospects for 1996 are excellent. However, it will be difficult to match last year's return. Currently, long term U.S. Treasury bonds yield just 6% compared with 7.9% at the end of 1994. Another 200 basis point drop in interest rates (and rise in bond prices) is extremely unlikely. But bear markets rarely begin while the Federal Reserve is lowering short-term interest rates and such action by the Fed, at least through mid-year, seems likely.

    The Federal Reserve will likely cut short-term interest rates another 50 basis points by June. They nicked 25 basis points off the Federal Funds rate in July and another 25 basis points in December, bringing this key interest rate down to 5.5%. And it's still too high based on the historic spread between the Federal Funds rate and the rate of inflation. A more appropriate rate would be 5% or lower. We believe the Fed will gradually move in that direction.

    Be prepared for a choppy bond market. While money market interest rates may fall in the months ahead, bond and mortgage yields are likely to be stable. The market already assumes a number of positive developments will occur: (1) a continued decline in Federal government budget deficits, (2) moderate economic growth with an inflation rate well below 3%; and (3) foreign central bank support of the U.S. Dollar and their continued purchases of U.S. Treasury bonds. (It was demand from foreign central banks which fueled much of the price gain in 1995.) We anticipate positive and negative surprises along these three fronts and related market fluctuations in the months ahead.

    Income will be king in 1996. Fortunately, Lexington's GNMA portfolio stresses high coupon mortgages (the average coupon of our holdings at the close of the year was 8.1%) and flexibility. On December 31st, U.S. Treasury bills accounted for 14% of our investment. This slice of the portfolio will be shifted back and forth into the long end of the U.S. Treasury bond market as conditions warrant.

    Our call protected multi-family mortgage portfolio served us well in 1995. For the full year, total prepayments amounted to just 11% of the total portfolio despite the sharp drop in interest rates. Government-guaranteed mortgages on apartment buildings, nursing homes, hospitals and other commercial properties account for 90% of Lexington's mortgage portfolio and 78% of the Fund's total assets. Prepayments on these mortgages are less sensitive to interest rate changes than those from single family mortgages. Accordingly, the Fund isn't deluged with prepayment cash flow at interest rate lows as is the case for many mortgage-oriented mutual funds.

    We appreciate your continued support and welcome any questions which you may have about your investment.

                                   Sincerely,

Denis P. Jamison                             Robert M. DeMichele
Portfolio Manager                            President
Jaunary, 1996                                January, 1996
_____________________________________________________________________________
                                    GRAPH
   Paper version of this shareholder report contains a graph comparing the changes in value of a $10,000 investment in
                    Lexington GNMA Income Fund, Inc., and
        the unmanaged Lehman Brothers Mortgage-Backed Securities Index
_____________________________________________________________________________

*15.91%, 8.35% and 8.66% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1995. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance.

Lexington GNMA Income Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995

                                                               Stated           Principal            Value
Coupon                                                        Maturity            Amount            (Note 1)
-------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 87.2%
13.25% ................................................       8/2001          $    37,278         $    40,820
10.25 .................................................       8/2029             1,018,804          1,106,035
10.05 .................................................       6/2016               848,698            917,655
10.00 ................................................. 12/2015-10/2023          2,651,993          2,864,975
 9.75 .................................................  1/2026-10/2030          8,795,257          9,399,932
 9.50 .................................................       3/2023             2,018,509          2,133,928
 9.25 .................................................  12/2021-8/2029          4,655,003          4,906,653
 9.00 .................................................  5/2016-07/2033         11,421,614         12,027,181
 8.75 .................................................   3/2005-2/2036          7,945,775          8,253,537
 8.75*                                                        2/2036               157,391            157,391
 8.625 ................................................       6/2029             5,014,756          5,257,621
 8.50 .................................................   8/2008-8/2036          8,189,159          8,566,169
 8.50* ................................................       8/2036             1,778,414          1,789,422
 8.25 .................................................   3/2001-7/2027          7,996,147          8,348,458
 8.20 .................................................   4/2012-5/2017          8,234,408          8,592,029
 8.15 .................................................  12/2011-9/2015          9,790,839         10,209,984
 8.125 ................................................       4/2027             2,051,539          2,080,342
 8.125* ...............................................       4/2027               806,762            818,089
 8.10 .................................................   6/2012-7/2012          1,958,960          2,040,981
 8.00 .................................................  10/2012-1/2036         12,885,060         13,410,172
 7.75 .................................................       7/2022               951,174            984,160
 7.70 .................................................       8/2013               840,944            869,056
 7.65 .................................................      12/2012               131,009            135,225
 7.625 ................................................      12/2029               878,590            906,318
 7.55 .................................................      02/2001               169,352            174,432
 7.50 .................................................  6/2007-12/2025          3,542,554          3,644,401
 7.328                                                       12/2006               324,781            328,940
 6.95 .................................................      11/2019             1,770,794          1,789,051
 6.75 .................................................   6/2013-8/2017            184,266            184,726
 6.70                                                        12/2014               391,235            391,477
 6.65 .................................................      10/2014             1,414,231          1,412,463
 6.55 .................................................      11/2013               229,896            228,673
                                                                                                 ------------
TOTAL GNMA CERTIFICATES (cost $108,588,129) ..............................................        113,970,296
                                                                                                 ------------
U.S. GOVERNMENT OBLIGATIONS: 14.6%
U.S. Treasury Bills, 4.92%, due 03/14/96 ......................................  6,400,000          6,336,149
U.S. Treasury Bills, 5.00%, due 03/21/96 ......................................  1,000,000            988,889
U.S. Treasury Bills, 5.20%, due 01/14/96 ......................................    900,000            899,610
U.S. Treasury Bills, 5.25%, due 01/18/96 ......................................    400,000            399,008
U.S. Treasury Bills, 5.26%, due 03/07/96 ......................................  5,200,000          5,149,855
U.S. Treasury Bills, 5.295%, due 05/09/96 .....................................    500,000            490,513
U.S. Treasury Bills, 5.31%, due 03/07/96 ......................................  4,900,000          4,852,298
                                                                                                 ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $19,116,322) .....................................         19,116,322
                                                                                                 ------------
TOTAL INVESTMENTS: 101.8% (cost $127,704,451+) (Note 1) ..................................        133,086,618
Liabilities in excess of other assets: (1.8%) ............................................         (2,405,187)
                                                                                                 ------------
TOTAL NET ASSETS: 100% (equivalent to $8.19 per share on 15,946,912 shares outstanding) ..       $130,681,431
                                                                                                 ============

*When-issued securities (Note 1).
+Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

(left column)

Lexington GNMA Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 1995

Assets
Investments in securities, at value
  (cost $127,704,451) (Note 1) ..................................  $133,086,618
Cash ............................................................       357,622
Receivable for shares sold ......................................        56,380
Interest receivable .............................................       752,093
                                                                   ------------
      Total Assets ..............................................   134,252,713
                                                                   ------------

Liabilities
Due to Lexington Management Corporation (Note 2) ................        61,861
Payable for investment securities purchased .....................     3,066,236
Payable for shares redeemed .....................................       140,549
Accrued expenses ................................................       105,832
Distributions payable ...........................................       196,804
                                                                   ------------
      Total Liabilities .........................................     3,571,282
                                                                   ------------
Net Assets (equivalent to $8.19 per share on
  15,946,912 shares outstanding) (Note 3) .......................  $130,681,431
                                                                   ============

Net Assets consist of:
Capital stock-authorized 100,000,000 shares,
  $.01 par value per share ......................................  $    159,469
Additional paid-in capital (Note 1) .............................   132,350,631
Distributions in excess of net investment income
  (Note 1) ......................................................        (3,067)
Accumulated net realized loss on investments
  (Notes 1 and 5) ...............................................    (7,207,769)
Net unrealized appreciation of investments ......................     5,382,167
                                                                   ------------
                                                                   $130,681,431
                                                                   ============


(right column)

Lexington GNMA Income Fund, Inc.
Statement of Operations
Year ended December 31, 1995

Investment Income
Interest income .....................................               $10,293,800

Expenses
  Investment advisory fee (Note 2) .................. $   761,888
  Accounting and shareholder services
    expense (Note 2) ................................     198,410
  Custodian and transfer agent
    expenses ........................................     117,457
  Printing and mailing ..............................      63,744
  Directors' fees and expenses ......................      12,089
  Audit and legal ...................................      29,160
  Registration fees .................................      21,442
  Computer processing fees ..........................      20,420
  Other expenses ....................................      57,759
                                                      -----------
    Total expenses                                                    1,282,369
                                                                    -----------
        Net investment income .......................                 9,011,431

Realized and Unrealized Gain (Loss) on Investments (Note 4)
  Net realized loss on investments ..................                (1,220,453)
  Net change in unrealized
    appreciation ....................................                11,066,357
                                                                    -----------
        Net realized and unrealized gain
          on investments ............................                 9,845,904
                                                                    -----------
Increase in Net Assets Resulting
  from Operations ...................................               $18,857,335
                                                                    ===========

  The Notes to Financial Statements are an integral part of these statements.

(left column)

Lexington GNMA Income Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1995 and 1994

                                                      1995            1994
                                                  ------------     ------------
Net investment income ..........................  $  9,011,431     $ 10,248,302
Net realized loss from security
  transactions .................................    (1,220,453)      (2,551,181)
Increase (decrease) in unrealized
  appreciation (depreciation) of
  investments ..................................    11,066,357      (11,308,000)
                                                  ------------     ------------
Net increase (decrease) in net assets
  resulting from operations ....................    18,857,335       (3,610,879)
Distributions to shareholders from net
  investment income ............................    (9,280,142)     (10,190,529)
Decrease in net assets from capital
  share transactions (Note 3) ..................   (11,003,421)      (4,051,452)
                                                  ------------     ------------
Net decrease in net assets .....................    (1,426,228)     (17,852,860)

Net Assets:
  Beginning of period ..........................   132,107,659      149,960,519
                                                  ------------     ------------
  End of period (including
    distributions in excess of net
    investment income of $3,067
    and undistributed net investment
    income of $3,665, respectively) ............  $130,681,431     $132,107,659
                                                  ============     ============

  The Notes to Financial Statements are an integral part of these statements.

(right column)

Lexington GNMA Income Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994

1.  Significant Accounting Policies

Lexington GNMA Income Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

  Securities Security transactions are accounted for on a trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Investments are valued at the last reported bid price as of the last business day of the period or, if no current bid price is available, by the valuation as determined by the Fund's management and approved in good faith by the Board of Directors. Short-term securities are stated at amortized cost, which approximates market value. Dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

  Distributions In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of December 31, 1995, GNMA paydown gains of $261,979 were reclassified from accumulated net realized loss on investments to distributions in excess of net investment income. As of December 31, 1994, book and tax basis differences amounting to $96,382 were reclassified from undistributed net investment income to additional paid-in capital. In addition, GNMA paydown gains of $117,809 were reclassified from accumulated net realized loss on investments to undistributed net investment income.

  When-Issued Securities The Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed-generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

  Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.

Lexington GNMA Income Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994 (continued)

(left column)

2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 0.6% of its average daily net assets up to $150 million and in decreasing stages to 0.4% of average daily net assets in excess of $800 million. LMC is required to reimburse the Fund for any expenses, excluding interest, taxes and extraordinary expenses which exceed 1-1/2% of the first $30 million of the Fund's average daily net assets and 1% thereafter. No reimbursement was required for the year ended December 31, 1995.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

3. Capital Stock

Transactions in capital stock were as follows:

                              Year ended                    Year ended
                           December 31, 1995             December 31, 1994
                           -----------------             -----------------
                       Shares         Amount          Shares          Amount
                       ------         ------          ------          ------
Shares sold .......  2,456,267      $19,640,687      4,931,556      $40,062,384
Shares issued on
  investment
  of dividends ....    859,479        6,916,746      1,017,841        7,977,604
                     ---------      -----------      ---------      -----------
                     3,315,746       26,557,433      5,949,397       48,039,988
Shares redeemed ... (4,745,973)     (37,560,854)    (6,591,822)     (52,091,440)
                     ---------      -----------      ---------      -----------
  Net decrease .... (1,430,227)    $(11,003,421)      (642,425)      (4,051,452)
                     =========      ===========      =========      ===========

(right column)

4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1995, excluding short- term securities, were $37,684,722 and $64,014,842, respectively.

At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $5,414,239, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $32,072. 5. Federal Income Taxes-Capital Loss Carryforwards

Capital loss carryforwards available for Federal income tax purposes as of December 31, 1995 are approximately:
  $3,533,220 expiring in 1996;
  $2,130,253 expiring in 2002; and,
  $1,544,296 expiring in 2003.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

Treasury regulations were issued in early 1990 which provide that capital losses incurred after October 31 of a fund's taxable year should be deemed to have occurred on the first day of the following taxable year (i.e., January 1). The regulations indicate that a fund may elect to retroactively apply these rules for purposes of computing taxable income. Accordingly, the capital loss carryforwards for Lexington GNMA Income Fund, Inc. have been adjusted to reflect prior years' post-October losses in the next fiscal year.

--------------------------------------------------------------------------------
Financial Highlights
Selected per share data for a share outstanding throughout the period:


                                                                                        Year ended December 31,
                                                                        -------------------------------------------------------
                                                                          1995        1994        1993         1992        1991
                                                                         -----       -----       -----        -----       -----
Net asset value, beginning of period ................................    $7.60       $8.32       $8.26        $8.45       $7.90
                                                                         -----       -----       -----        -----       -----
Income from investment operations:
  Net investment income .............................................      .58         .55         .59          .61         .64
  Net realized and unrealized gain (loss) on investments ............      .59        (.72)        .06         (.19)        .55
                                                                         -----       -----       -----        -----       -----
Total income (loss) from investment operations ......................     1.17        (.17)        .65          .42        1.19
                                                                         -----       -----       -----        -----       -----
Less distributions:
  Dividends from net investment income ..............................     (.58)       (.55)       (.59)        (.61)       (.64)
                                                                         -----       -----       -----        -----       -----
Net asset value, end of period ......................................    $8.19       $7.60       $8.32        $8.26       $8.45
                                                                         =====       =====       =====        =====       =====
Total return ........................................................   15.91%      (2.07%)      8.06%        5.19%      15.75%
Ratio to average net assets:
  Expenses ..........................................................    1.01%       0.98%       1.02%        1.01%       1.02%
  Net investment income .............................................    7.10%       6.90%       6.96%        7.31%       7.97%
Portfolio turnover ..................................................   30.69%      37.15%      52.34%      180.11%     138.71%
Net assets at end of period (000's omitted) ......................... $130,681    $132,108    $149,961     $132,048    $122,191

Independent Auditors' Report
The Board of Directors and Shareholders

Lexington GNMA Income Fund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington GNMA Income Fund, Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington GNMA Income Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

New York, New York
January 29, 1996

(left column)

Lexington
GNMA Income Fund, Inc.

Investment Adviser
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

    -------------------------------------------
     All shareholder requests for services of any kind should be sent to:

     Transfer Agent
    -------------------------------------------
     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missouri 64105

     Or call toll free:
     Service and Sales: 1-800-526-0056
     24 Hour Account Information:
     1-800-526-0052
    -------------------------------------------


--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield * Account Balances * Exchanges *
             Last Transactions * Total Return * Duplicate Statements
--------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington GNMA Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


(right column)

                LEXINGTON

---------------------------------------
                LEXINGTON
                  GNMA
                 INCOME
               FUND, INC.

              (filled box)

       An investment primarily in
          mortgage-backed GNMA
    Certificates that are guaranteed
       as to the timely payment of
      principal and interest by the
        United States Government.

              (filled box)

              ANNUAL REPORT
            DECEMBER 31, 1995

           The Lexington Group
               of No Load
          Investment Companies
---------------------------------------